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                                                              Exhibit 10.18(d)

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                BANK OF CHINA

                               CONTRACT OF LOAN




                       BORROWER: UTSTSRCOM (HANGZHOU)
                         TELECOM CO., LTD
                       LENDER: BANK OF CHINA ZHEJIANG BRANCH


                              Contract No.: 99BRJ144


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Name of borrower: UTStarcom (Hangzhou)     Name of lender: Bank of China
     Telecom Co., Ltd                      Zhejiang Branch


Legal address:                Legal address: 320 Yan'an Rd., Hangzhou

Legal rep.:                  Legal rep.:

Bank of deposit: Bank of China Zhejiang Branch

Account No.:  [*]

Tel: 8856112                Tel: 0571-7077996

Fax:  8855203                 Fax: 0571-7132286

Telex:                   Telex: 35019 BOCHZ CN

P.C.: 310012                 P.C.: 310006


    Any notice, legal documentary as well as payment order hereunder is required to be made in written form. Once the telex, telegraph and fax send out, or seven days after the letters mail out, or once the correspondence that must be delivered by hand send off, those documents are considered to arrive the opposing party.


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                               CONTRACT OF LOAN
                      Contract No.: 99BRJ144

Borrower: UTStarcom (Hangzhou) Telecom Co., Ltd
Lender: Bank of China Zhejiang Branch

     Whereas Borrower and Lender agree to make and fulfill this contract under the General Lending Rules and Regulations of Loan Contract and other Chinese laws and regulations concerned, it is hereby agreed as follows:

1.     Content under this contract:
       a.     Lending category: Short-term Loan
       b.     Use of Lending: Circulating
       c.     Principal RMB35,000,000(in words)
       d.     Rate of interest:
              i.   RMB loan: [*]
              ii.  Foreign currency loan:
              Where the rate of interest is adjusted by the government, it is decided according to the relevant regulations.
       e.     Life of loan: One year, (From July 7, 1999 to July 5, 2000).

2. After this Contract takes effect, the borrower shall apply for drawing according to the detailed drawing plan in case of using the loan in batches.

3. Repayment. The borrower shall repay the principal and interest during the aforesaid conventional term. In case of installment, the borrower shall comply with the plan as follows:
       Date:__________________, Repayment amount:___________________
       The borrower may apply to the lender for a grace period 30 days before the maturity, and it can be extended with the lender's consent and the fulfillment of the corresponding procedure.
       The borrower may make prepayment with the consent of the lender, and the interest on the amount of prepayment is calculated according to the relevant regulations.

4.     Interest calculation.
       a. The interest hereunder is calculated from the first day of utilizing on the amount that the borrower actually has used. The interest is calculated daily and paid quarterly.
       b. The interest is collected actively at the interest payment day by the lender from the running account or any other saving account which is opened in the lender or one of the lender's branches.

5. The principal, interest and corresponding fee are jointly and severally guaranteed by UTStarcom (China) Telecom Co., Ltd in full, the number of the guarantee contract is 98BRB107. ___________________provides assets as a mortgage, the number of the mortgage contract is _____________. ______________ provides chattels as a pledge, the number of the pledge contract is_______________.

6.     Borrower's obligations.

6.1 The borrower shall open an account for settlement in the lender or in one of the lender's branches. Any settlement arising from this contract shall be processed through the aforesaid account.

6.2 The borrower shall provide monthly the lender with authentic balance sheet, profit and loss sheet, financial statement and the true information such as the name of the bank with which the borrower's account is opened, account number, balances of its outstanding deposits and loans, etc.

6.3 The borrower shall accept the lender's inspection and supervision on utilizing the loan, status of business and the financial affairs. The borrower shall provide the lender with the documents at the lender's request.


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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6.4    The borrower shall utilize the loan according to the agreed purpose stipulated in this contract.

6.5 The borrower shall pay the loan interest on time and render the repayment on time.

6.6 In case that the borrower provides any warranty for the third party, the borrower shall notify the lender in advance and such warranty shall not affect the borrower's repayment to the lender on time.

6.7 During the period of this contract, in case that the borrower changes the pattern of management or the ownership construction by the means of contracting, leasing, pooling, transforming to stock company, establishing joint venture, separating, merger, foreign investment, transferring of ownership, resolving or any other action, the borrower shall seek the lender's consent and ascertain the new source of repayment or provide new warranties.
       If the borrower transfers partial or all the obligations under this contract to a third party, the borrower should obtain the lender's consent in writing and ascertain exactly the rights and obligations.

6.8 During the period of this contract, if the borrower changes its legal representative, legal address or business address the borrower shall notify the lender in advance.

6.9 During the period of this period, if there arises any circumstance that is to cause damage to the lender's credit, the borrower shall inform the lender in time and take measures to protect the lender's right.

7.     Default responsibilities

7.1 If the borrower breaches any part of the aforesaid obligations, the lender has the right of collecting all amounts payable hereunder by the borrower before it's due, freezing the balance of the loan which the borrower has not utilized, taking the measures of credit punishment as well as bringing a lawsuit.

7.2 The lender has the right of charging a penalty fine according to stipulations promulgated by the People's Bank of China or the Bank of China if the borrower can not render the repayment during the loan period or the extension of the loan.

7.3 If the borrower do not utilize the loan for purpose specified in this contract or engross and embezzle the loan, the lender can impose additional interest according to the stipulations promulgated by the People's Bank of China or the Bank of China.

7.4 The borrower shall pay interest calculated on the basis of the unpaid due interest at the exact interest rate of this loan or if the borrower do not pay the due interest in full, the lender has the right of charging the interest calculated on the basis of unpaid due interest according to the stipulations promulgated by the People's Bank of China or the Bank of China.

8. The borrower shall pay all expenses arising out of or in connection with the contract, as well as the expenses incurred by the lender in collecting its loan. Such expenses shall include, but shall not be limited to the assessment fee, auction fee, lawyer's fee, investigation fee, and costs for assignment of assets, taxes, etc.

9. During the period of this contract, the lender may collect all amounts payable hereunder by the borrower before it is due or terminate the contract, where the borrower or the guarantor is or may be in financial difficulties, or withdraws or transfers its capital and assets without consent of the lender, or involves in any disputes with a third party and the estates under mortgage/pledge destroyed or lose, or any such events may endanger the safety of the loan. Where the lender collects partial or all amount hereunder before due according to this contract, laws and regulations, the borrower and the guarantor voluntarily waiver the right of defense against the lender, and the

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lender has the right to transfer the amount directly to its own from the borrower's or the guarantor's bank account.

10. The loan receipt, guarantee/mortgage/pledge contract, application for loan and any other documents hereunder are parts of this contract, and have the same legal effect as this contract.

11.    Other agreements upon by and between parties.
       a.
       b.
       c.

12. The contract is governed by China law and under the jurisdiction of the court in the lender's domicile place.

13. The contract takes effect from and after the legal representatives or agents of all parties sign and affix their companies' seal, and terminates as soon as the borrower pays off the amount hereunder in full.

14. The original of the contract is triplicate which the lender takes two and the borrower takes one.

The borrower:                 The Lender: Bank of China Zhejiang Branch

Legal rep. (agent):                Legal rep. (agent):

Sign (Seal):                  Sign (Seal):

Date of the Contract: July 7, 1999

Place of the Contract:  Hangzhou